Exhibit 32.2
Section 1350 Certification
     In connection with the Quarterly Report of Encore Energy Partners LP (“ENP”) on Form 10-Q for the period ended March 31, 2010 as filed with the Securities and Exchange Commission (“SEC”) on the date hereof (the “Report”), I, Mark C. Allen, Chief Financial Officer of Encore Energy Partners GP LLC, the general partner of ENP, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
     and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ENP.

Date: May 7, 2010	/s/ Mark C. Allen
Mark C. Allen
Senior Vice President and Chief Financial Officer of Encore Energy Partners GP LLC, the General Partner of Encore Energy Partners LP

     A signed original of this written statement required by Section 906 has been provided to ENP and will be retained by ENP and furnished to the SEC or its staff upon request.